EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Intellisync Corporation (the “Company”) on Form 10-Q/A for the quarter ending October 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Eichler, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 21, 2005

/s/ DAVID EICHLER
David Eichler
Chief Financial Officer